Exhibit 99.1

CONTACT:

Laurie Cole

Hyatt Hotels & Resorts

312-780-5935

laurie.cole@hyatt.com

Daniella Wu

Hyatt Hotels & Resorts

852-2768-1271

daniella.wu@hyatt.com

FOR IMMEDIATE RELEASE

HYATT BUILDS ON 41 YEAR HISTORY IN GREATER CHINA WITH PLANS FOR HOTELS

IN EMERGING CITIES AND RESORT DESTINATIONS

CHICAGO (October 13, 2010) – Hyatt Hotels Corporation (NYSE: H) today announced expansion plans in China with management agreements for 11 new Hyatt-branded hotels in emerging cities and resort destinations. Including previously announced management agreements, Hyatt has 22 properties under development in China across all of its full service brands, including Andaz.

The 11 executed agreements being announced today are:

Park Hyatt Changbaishan

Hyatt Regency Changbaishan

Hyatt Regency Changchun

Grand Hyatt Dalian

Hyatt Regency Guiyang

Hyatt Regency Jinan

Hyatt Regency Qingdao

Grand Hyatt Sanya Haitang Bay

Grand Hyatt Shenyang

Hyatt Regency Tianjin East

Hyatt Regency Wenzhou

“China is an important gateway market for business and leisure travelers and our development efforts will benefit from Hyatt’s 41-year history here,” said Steve Haggerty, global head of real estate and development for Hyatt Hotels Corporation. “Our presence in gateway cities in China, along with our reputation for innovation in design and food and beverage operations has created strong appreciation for our brands among developers and owners in the region.”

The agreements being announced today complement the properties Hyatt previously announced as being under development in China in important markets and resort areas, including Chengdu, Chongqing, Guangzhou, Hangzhou, Nanjing, Ningbo, Sanya Sunny Bay, Suzhou, Wuxi, and Xuzhou.

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Hyatt Hotels Corporation Announces Expansion Plans in China

Of the 22 properties currently under development in China, four properties – Park Hyatt Ningbo, Hyatt Regency Jinan, Hyatt Regency Guiyang, and Hyatt Regency Qingdao – are slated to open in 2011, with an additional nine properties expected to open in 2012.

The four properties slated to open in 2011 are:

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Park Hyatt Ningbo, a 253-room property, will be located on Dongqian Lake, one of the most scenic destinations in eastern China. About two hours drive from Shanghai, the hotel will feature low-rise buildings, private villas with spa and recreational facilities, meeting and banquet space and specialty restaurants.

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Hyatt Regency Jinan, a 350-room property, will be part of the Wanda Plaza development, located in Shizhong District, one of the two central urban districts in Jinan. The hotel will offer meeting facilities, a spa and fitness center, and food and beverage outlets.

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Hyatt Regency Guiyang, a 364-room property, will form part of the planned Guiyang International Conference and Exhibition Center located within the Jin-Yang New District of Guiyang, the economic and commercial hub of the Guizhou providence in Southwest China. Designed for the business traveler, the hotel will be adjacent to government offices and prime office and commercial space. Amenities will include five food and beverage options, meeting and residential style function space, ballroom, indoor pool, fitness center and spa.

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Hyatt Regency Qingdao, a 450-room property, will be part of a high-end mixed-use development located on the Western end of Old Stone Beach in the Laoshan District of Qingdao, which is in Eastern China. The hotel, tailored to both business and leisure travelers, will enjoy unique ocean views and immediate beach access and will also provide a full range of amenities, including four restaurants and bars, multi-functional meeting space, indoor swimming pool, fitness center and spa.

“Our goal is to increase customer preference for Hyatt by expanding the presence of all of our brands in emerging Chinese cities and resort destinations,” said Nong Xia, senior vice president of real estate and development for Hyatt in China. “One of the drivers of our growth in China is the creation of new urban centers and resort areas where we have the opportunity to establish Hyatt-branded hotels.”

There are currently 17 Hyatt hotels in Greater China, in key markets such as Beijing, Hong Kong, Macau, Shanghai, Shenzhen, and Taipei. There are more Hyatt hotels in China than any other country except the United States. “Our strong portfolio of hotels in China will be enhanced by the new hotels we have under development,” said Haggerty, “and this robust set of new full service hotel projects demonstrates our strategy to drive customer preference for our brands by expanding the number of hotels we have in markets in which we are not represented or are under-represented.”

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Hyatt Hotels Corporation Announces Expansion Plans in China

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a proud heritage of making guests feel more than welcome. Thousands of members of the Hyatt family in 45 countries strive to make a difference in the lives of the guests they encounter every day by providing authentic hospitality. The Company’s subsidiaries manage, franchise, own and develop hotels and resorts under the Hyatt®, Park Hyatt®, Andaz®, Grand Hyatt®, Hyatt Regency®, Hyatt Place® and Hyatt Summerfield Suites® brand names and have locations under development on five continents. Hyatt Vacation Ownership, Inc., a Hyatt Hotels Corporation subsidiary, develops and operates vacation ownership properties under the Hyatt Vacation Club® brand. As of June 30, 2010, the Company’s worldwide portfolio consisted of 445 properties. For more information, please visit www.hyatt.com.

Forward-Looking Statements

Statements in this press release, which are not historical facts, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the depth and duration of the current economic downturn; levels of spending in the business, travel and leisure industries as well as consumer confidence; declines in occupancy and average daily rate; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents; changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; risk associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; changes in federal, state, local or foreign tax law; fluctuations in currency exchange rates; general volatility of the capital markets and our ability to access the capital markets. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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